Scudder
Tax Free
Money Fund

Annual Report
December 31, 1995

o A money market fund offering opportunities for tax-free income and stability of principal from high-quality, short-term tax-exempt securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

Shares of Scudder Tax Free Money Fund are not insured or guaranteed by the U.S. Government. Scudder Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

71-6-26
MIS71A

SCUDDER TAX FREE MONEY FUND

            TABLE OF CONTENTS

   3    Letter from the Fund's President

   4    Portfolio Management Discussion
        Your portfolio management team reviews the period's investing strategies, financial markets, and economic conditions

   7    Investment Portfolio
        Itemized list of portfolio holdings

  13    Financial Statements

  16    Financial Highlights

  17    Notes to Financial Statements

  20    Report of Independent Accountants

  21    Tax Information

  21    Officers and Trustees

  22    Investment Products and Services

  23    How to Contact Scudder

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         U.S. stock and bond markets surged in 1995. Stocks increased dramatically as interest rates dropped and corporate profits grew.
Bond prices rose significantly--the third-best 12-month total return on record--in response to falling interest rates and a favorable outlook for inflation.

         Money market funds generally provided attractive returns in 1995, despite falling interest rates that resulted in lower yields. Money funds consistently attracted assets, ending the year at approximately $775 billion in total assets, up from approximately $619 billion at the end of 1994, according to Money Fund Report, a service of IBC Financial Publishing.

         Continued interest in money market investments stemmed partly from the fact that investors seeking the low relative risk of money funds compared with stocks and bonds found yields that were generally more attractive than those available from bank savings accounts and certificates of deposit (although the funds are not insured or guaranteed by the U.S. government). In addition, money funds provided yields well above the rate of inflation, which now stands at about 2%. We expect this situation to continue, due to our outlook for the same or a lower rate of inflation in 1996.

         While yields will continue to fluctuate with prevailing interest rates, Scudder Tax Free Money Fund is designed to provide a relatively safe place for your short-term investment needs, with income free from federal taxes. This tax free status may translate into a higher yield than comparable taxable investments. The Fund seeks to maintain a constant $1.00 share price (although this cannot be guaranteed), and has done so since its inception in 1979. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions about your Fund. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.

                                      Sincerely,

                                      /s/David S. Lee

                                      David S. Lee
                                      President,
                                      Scudder Tax Free Money Fund

SCUDDER TAX FREE MONEY FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     While falling interest rates typically provide a disadvantageous environment for money market funds, Scudder Tax Free Money Fund posted a competitive 4.01% 7-day net annualized federally tax free yield as of December 31, 1995. By comparison, a taxable investment would have had to provide a yield of 6.27% or 6.64% for the 36% and 39.6% tax brackets, respectively, in order to match Scudder Tax Free Money Fund's yield.

     The Fund's total return, which reflects reinvested income distributions of $0.03 per share, was 3.27% for the 12-month period. By comparison, the average tax free money fund tracked by Lipper Analytical Services returned 3.31%.

                       The Economic Year in Review

     Interest rate declines were the main concern of money fund managers in 1995. The Federal Reserve lowered short-term interest rates in July and again in December, prompting yield declines in most money funds. By contrast, Scudder Tax Free Money Fund provided a somewhat higher 7-day net annualized yield of 4.14% on December 31, 1994, with tax-equivalent yields of 6.59% and 6.99% for shareholders in the 36% and 39.6% tax brackets, respectively.*

     Money fund managers have some means of counteracting the effects of a declining interest-rate environment, including the adjustment of a fund's average maturity. Normally, longer maturities provide higher yields to reward investors for taking additional risk. Scudder Tax Free Money Fund's average maturity at the end of the 12-month period was 49 days. Earlier in the year, when interest rates at the short end of the money market spectrum were relatively high, the Fund's average maturity was as low as 30 days. The longer maturity allowed the Fund to "lock in" higher yields while still providing the Fund the flexibility to invest in shorter-term instruments should it prove advantageous. In fact, during much of the last six months of the Fund's fiscal year, intermediate-maturity instruments provided higher yields than longer-term instruments.

* For the 1-, 5-, and 10-year periods ended December 31, 1995, the Fund's average annual return was 3.27%, 2.82%, and 3.83%, respectively.

PORTFOLIO MANAGEMENT DISCUSSION

         The aftermath of Orange County's bankruptcy filing last winter negatively affected prices throughout the California municipal market during the early part of the year. Scudder Tax Free Money Fund owned no investments in the Orange County investment pool during that critical time but carefully invested in what we believed were fundamentally sound money market opportunities in Orange County and other parts of California. These investments, such as Orange County water district commercial paper, provided the Fund with some attractive yields during the early part of the fiscal year. Currently, 12.4% of Fund assets is invested in California issues. Of course, Scudder's team of analysts carefully examines any security before it is purchased by the Fund.

                       Sector and State Breakdown

         Much of the Fund--34% at the end of December--was invested in pollution control and industrial development paper during the period. These types of money market securities are issued by governmental agencies for corporate projects that promote regional economic development. The securities are repaid with the revenue that these projects generate.

         State general obligation notes comprised an additional 13% of the Fund's assets at the close of the 12-month period. General obligation notes are backed by a state's full faith and credit, including the ability to levy taxes.

         Throughout the fiscal year, Scudder Tax Free Money Fund was geographically diversified, closing the year with investments from more than 25 states. We focused on high-quality securities--those rated in the top tiers by Moody's Investors Service, Standard & Poor's, or Fitch.

SCUDDER TAX FREE MONEY FUND

                       Outlook

     Scudder Tax Free Money Fund is anticipating an economy moving at a slow pace accompanied by little or no inflation, which will prompt us to continue to lean toward longer-term money market securities where appropriate. Quality investments should continue to help provide a stable share price, with the added benefit of federally tax-free distributions. Given these characteristics, we believe Scudder Tax Free Money Fund remains an appropriate place for your short-term investment needs, and can play an important role in your investment plan.

     Please call Scudder Investor Relations at 1-800-225-2470 if you have any questions about the Fund. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.


Sincerely,

Your Portfolio Management Team


/s/K. Sue Cote                      /s/Donald C. Carleton

   K. Sue Cote                         Donald C. Carleton


                          Scudder Tax Free Money Fund:
                          A Team Approach to Investing

   Scudder Tax Free Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager K. Sue Cote, who joined Scudder in 1983, assumed responsibility for the Fund's investment strategy and operations in 1986 and has over 10 years of experience in short-term tax free investing. Donald C. Carleton, Portfolio Manager, has worked on the Fund since 1986 and has 26 years of experience in tax free investing.

                                                                         INVESTMENT PORTFOLIO  as of December 31, 1995
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------
100.0%      MUNICIPAL INVESTMENTS
            ----------------------------------------------------------------------------------------------------------
ALABAMA       Phenix City, AL, Industrial Development Bond, Mead
                Coated Board Project, Daily Demand Note, 6.1%,
                10/1/25* ..............................................             300,000        A1          300,000
ALASKA        Alaska Housing Finance Corp., General Mortgage
                Revenue, Series 1991-A, Weekly Demand Note,
                5.3%, 6/1/26* .........................................          10,000,000        A1+      10,000,000
ARIZONA       Apache County, AZ, Industrial Development Revenue
                Tuscan Electric Co. Springerville Project, 1985
                Series A, Weekly Demand Note, 5%, 12/1/20* ............           6,500,000        A1+       6,500,000
              Maricopa County, AZ, Industrial Development
                Authority, Royal Oaks Sun City Project, Weekly
                Demand Note, 5.25%, 9/1/02* ...........................             300,000        MIG1        300,000
              Pima County, AZ, Industrial Development Authority,
                Tucson Electric Power Co., 1982 Series A, Weekly
                Demand Note, 5.1%, 7/1/22* ............................           7,100,000        MIG1      7,100,000
CALIFORNIA    California Community College Finance Authority,
                Pooled Tax and Revenue Anticipation Notes,
                Series B, 5%, 8/30/96 .................................           1,000,000        SP1+      1,003,163
              California State Revenue Anticipation Warrants,
                Series C, 5.75%, 4/25/96 ..............................           5,000,000        MIG1      5,028,992
              Huntington Beach, CA, Multi-Family Housing Revenue,
                River Meadows Apartments, Series B, Weekly
                Demand Bonds, 5.23%, 10/1/05* .........................           1,700,000        SS&C      1,700,000
              Lancaster, CA, Multi-Family Housing, Willows Project,
                Green Meadows Apartments, 1985 Series A, Weekly
                Demand Bonds, 5.375%, 2/1/05* .........................           8,650,000        SS&C      8,650,000
              Los Angeles County, CA, Tax and Revenue
                Anticipation Note:
                4.5%, 7/1/96 ..........................................           3,000,000        MIG1      3,010,050
                Local Educational Agencies Pooled, 4.75%,
                  7/5/96 ..............................................           2,000,000        SP1+      2,006,339
              Orange County, CA, California Water District Public
                Facilities Corp., Tax Exempt Commercial Paper,
                3.85%, 2/27/96 ........................................           3,100,000        P1        3,100,000
              Riverside, CA, Multi-Family Housing Revenue:
                Countrywood Apartments, Series 1985-D,
                Weekly Demand Notes, 5.375%, 5/1/05* ..................           1,000,000        SS&C      1,000,000
              Polk Apartments, Weekly Demand Note, 5.625%,
                12/1/05* ..............................................           2,000,000        A1        2,000,000


The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                               Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
                        South Coast Local Education Agencies, CA, Pooled
                          Tax and Revenue Anticipation Note Program, 5%,
                          8/14/96 ..........................................     2,000,000        SP1+       2,005,907
COLORADO                Colorado Housing Finance Authority , Central Park,
                          Coventry Village & Greenwood Point, Series 1985,
                          Weekly Demand Note, 5.15%, 5/1/97* ...............     1,100,000        A1         1,100,000
                        Colorado State Tax and Revenue Anticipation Notes,
                          Series A, 4.5%, 6/27/96 ..........................     5,000,000        SP1+       5,019,899
                        Colorado Student Loan Obligation Bond Authority, 1990
                          Series C, Weekly Demand Note, 5.35%, 9/1/99* .....     1,500,000        MIG1       1,500,000
DISTRICT OF COLUMBIA    District of Columbia, General Obligation:
                          General Fund Recovery, Series B, Daily
                            Demand Note, 6%, 6/1/03* .......................     3,000,000        MIG1       3,000,000
                          Refunding Bonds:
                            Series A-2, Daily Demand Note, 6%, 10/1/07* ....       300,000        MIG1         300,000
                            Series A-5, Daily Demand Note, 6%, 10/1/07* ....     4,800,000        MIG1       4,800,000
FLORIDA                 Broward County, FL, Housing Finance Authority,
                          Welleby Apartments Project, Weekly Demand
                          Note, 5.35%, 12/1/06* ............................     1,000,000        MIG1       1,000,000
                        Dade County, FL, Water and Sewer System Revenue
                          Bond, Series 1994, Weekly Demand Note,
                          4.9%, 10/5/22 (c)* ...............................     1,000,000        A1+        1,000,000
                        Putnam County, FL, Pollution Control Revenue,
                          Seminole Electric Cooperative Finance Corp., 1984
                          Series H-2, Weekly Demand Note, 4.65%, 3/15/14* ...    2,600,000        A1+        2,600,000
GEORGIA                 Burke County, GA, Pollution Control Revenue,
                          Ogelthorpe Power, Vogtle Project, Series 1994-A,
                          Weekly Demand Note, 5.05%, 1/1/19 (c)* ............    5,500,000        A1+        5,500,000
                        DeKalb Private Hospital Authority, Egleston Children's
                          Hospital at Emory University, 1994 Series B, Weekly
                          Demand Note, 5.05%, 3/1/24* .......................    5,000,000        A1+        5,000,000
                        Georgia Municipal Gas Authority, Tax Exempt
                          Commercial Paper, 3.65%, 2/26/96 ..................    4,400,000        VMIG1      4,400,000
                        Hapeville, GA, Industrial Development Bond, Hapeville
                          Hotel, Daily Demand Bond, 6%, 11/1/15* ............    1,000,000        A1+        1,000,000
ILLINOIS                Illinois Development Finance Authority, Molex Inc.
                          Project, Series 1985, Weekly Demand Note, 5.15%,
                          7/1/05* ...........................................    1,000,000        SS&C       1,000,000
                        Illinois Educational Facilities Authority, University
                          Pooled Finance Program, Weekly Demand Note,
                          5.95%, 12/1/05 (c)* ...............................    4,710,000        MIG1       4,710,000
                        Illinois Health Facilities Authority:
                          Highland Park Hospital, Revenue Bond,
                            1991 Series B, Optional Put, 4%, 10/1/12 (c) ....    3,000,000        VMIG1      3,000,000

The accompanying notes are an integral part of the financial statements.

                                                                                                  INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------




                St. Luke's Medical Center, Tax Exempt Commercial
                  Paper, 3.8%, 2/13/96 ......................................    1,000,000        MIG1       1,000,000
                Pekin, IL, Industrial Development Revenue Refunding
                  Bonds, BOC Group, Series 1992, Weekly Demand
                  Note, 5.15%, 9/1/12* ......................................    5,000,000        SS&C       5,000,000
                Skokie, IL, Fashion Square, Series 1984, Weekly
                  Demand Note, 5.5%, 12/1/14* ...............................    2,000,000        SS&C       2,000,000
                State of Illinois, Series 1995, Revenue Anticipation
                  Certificates, 4.5%, 6/10/96 ...............................    2,000,000        MIG1       2,010,300
INDIANA         Purdue University, Indiana Student Fee Revenue,
                  Series 1995 L, Weekly Demand Note, 5%, 7/1/20* ............    2,000,000        MIG1       2,000,000
IOWA            Iowa School Corporation Warrant Certificates, Iowa
                  School Cash Anticipation Program, Series A,
                  4.75%, 6/28/96 (c)* .......................................    2,000,000        SP1+       2,008,471
KENTUCKY        Kentucky Development Finance Authority, Healthcare
                  System, Appalachian Regional Health Care,
                  Series 1991, Weekly Demand Note, 5.25%, 9/1/06* ...........    1,200,000        MIG1       1,200,000
LOUISIANA       Louisiana Public Facilities Authority, Sisters of Charity,
                  Series 1993, Tax Exempt Commercial Paper, 3.8%,
                  1/11/96 ...................................................    1,000,000        A1+        1,000,000
MAINE           State of Maine, Tax Anticipation Notes, 4.5%, 6/28/96 .......    4,000,000        SP1+       4,014,153
MARYLAND        Anne Arundel County, MD, Baltimore Gas and Electric,
                  Tax Exempt Commercial Paper, 3.6%, 3/8/96 .................    3,420,000        MIG1       3,420,000
MINNESOTA       Cottage Grove, MN, Minnesota Mining and
                  Manufacturing, Series 1982, Weekly Demand Note,
                  5.31%, 8/1/12* ............................................    1,100,000        A1+        1,100,000
MISSOURI         Missouri State Environmental Improvement and
                  Energy Resource Authority, Union Electric Company,
                  1984 Series A, Optional Put, 4%, 6/1/14 ..................    2,000,000        A1+        2,000,000
                 Missouri State Health and Educational Facilities
                  Authority, Health Facilities Revenue, Sisters of Mercy,
                  Weekly Demand Note, 5.1%, 6/1/19* ........................    3,000,000        MIG1       3,000,000
                 St. Charles County, MO, Industrial Development
                  Authority, Multi-Family Housing, Sun River
                  Apartments, Weekly Demand Note, 5.15%,
                  12/1/07* .................................................    3,200,000        MIG1       3,200,000
NEW JERSEY       Salem County, NJ, Industrial Pollution Control
                  Financing Authority, E.I. du Pont de Nemours and
                  Co., Floating Rate Demand Note, 3.75%, 3/1/12* ...........   11,400,000        P1        11,400,000
NEW YORK         New York City, NY, Municipal Water Finance Authority,
                  Series C, Daily Demand Note, 5.9%, 6/15/23 (c)* ..........    1,400,000        VMIG1      1,400,000
                 New York City, NY, Revenue Anticipation Notes,
                  4.75%, 6/28/96 ...........................................    1,000,000        SP1        1,003,808

The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
                New York City, NY, Tax Anticipation Notes, Series A,
                  4.5%, 2/15/96 ..........................................       5,000,000        SP1+      5,004,009
NORTH DAKOTA    Mercer County, ND, Pollution Control Revenue,
                  Cooperative Finance Corp., United Power, Weekly
                  Demand Note, 4.65%, 8/15/14* ...........................       3,150,000        A1        3,150,000
OHIO            Hamilton County, OH, Economic Development
                  Revenue, Cincinnati Performing Arts Center,
                  Series 1995, Weekly Demand Note, 5.2%, 6/15/05* ........         900,000        SS&C        900,000
                Montgomery, OH, Miami Valley Hospital, Series C,
                  Tax Exempt Commercial Paper, 3.7%, 3/20/96 .............       2,000,000        MIG1      2,000,000
                North Olmsted, OH, Limited Taxation, General
                  Obligation, Bond Anticipation Note, Series A, 4.67%,
                  6/20/96 ................................................       4,000,000        SS&C      4,007,516
                Stark County, OH, Sewer District Improvement Note,
                  1995 Series 1, 5%, 4/3/96 ..............................       1,000,000        SS&C      1,000,971
PENNSYLVANIA    Allegheny County, PA, Industrial Development
                  Authority, Lenmar Realty Project, Weekly Demand
                  Note, 5.25%, 1/1/98* ...................................         450,000        MIG1        450,000
                Bucks County, PA, Oxford Falls Plaza, Series 1984,
                  Weekly Demand Note, 5.23%, 10/1/14* ....................       9,100,000        MIG1      9,100,000
                Elk County , PA, Industrial Development Authority,
                  Stackpole Corporation, Series 1989, Weekly
                  Demand Note, 4.01%, 3/1/04* ............................       1,000,000        SS&C      1,000,000
                Emmaus, PA, General Authority, Local Government
                  Revenue Bond Pool Program:
                    1989 Series G, Weekly Demand Note, 5.05%,
                      3/1/24* ............................................       2,500,000        A1+       2,500,000
                    1989 Series G, Weekly Demand Note, 5.1%,
                      3/1/24* ............................................       3,700,000        A1        3,700,000
                    1989 Series G-5, Weekly Demand Note, 5.15%,
                      3/1/24* ............................................       4,000,000        A1        4,000,000
                    1989 Series H, Weekly Demand Note, 5.05%,
                      3/1/24* ............................................         800,000        A1+         800,000
                Pennsylvania Higher Education Facilities Authority,
                  Temple University, Series 1995, 5%, 5/22/96 ............       2,000,000        SP1+      2,005,205
                Philadelphia , PA, School District, Tax and Revenue
                  Anticipation Notes, 4.5%, 6/28/96 ......................       3,000,000        MIG1      3,007,780
TENNESSEE       Clarksville, TN, Public Building Authority Pooled
                  Financing, Series 1990, Weekly Demand Note,
                  5.05%, 7/1/13 (c)* .....................................       2,000,000        MIG1      2,000,000
                Franklin, TN, Industrial Development Revenue,
                  Franklin Oaks Apartments, Weekly Demand
                  Note, 4.85%, 12/1/07* ..................................       6,100,000        MIG1      6,100,000

The accompanying notes are an integral part of the financial statements.

                                                                                                  INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
TEXAS           Camp County, TX, Industrial Development, Pollution
                  Control Revenue, Texas Oil & Gas Corp., Floating
                  Rate Demand Bond, 5.35%, 12/1/13* ......................       2,000,000         A1        2,000,000
                San Antonio, TX, Electric and Gas City Public Services,
                  Series 1995 A, Tax Exempt Commercial Paper:
                    3.8%, 2/14/96 ........................................       2,000,000         A1+       2,000,000
                    3.45%, 3/14/96 .......................................       1,000,000         A1+       1,000,000
                San Antonio, TX, Industrial Development Authority,
                  River Center Associates Project, Weekly Demand
                  Note, 5.25%, 12/1/12* ..................................       6,500,000         SS&C      6,500,000
                State of Texas, Tax and Revenue Anticipation Notes,
                  4.75%, 8/30/96 .........................................       6,000,000         SP1+      6,026,881
UTAH            Salt Lake City, UT, Pollution Control Revenue, British
                  Petroleum Station Project, Series 1994 B, Daily
                  Demand Note, 6%, 8/1/07* ...............................         800,000         P1          800,000
                Salt Lake City, UT, Pooled Hospital Financing
                  Program, Tax Exempt Commercial Paper:
                    3.9%, 2/12/96 ........................................       1,000,000         A1        1,000,000
                    3.85%, 2/13/96 .......................................       3,600,000         A1        3,600,000
                State of Utah, General Obligation, Unlimited Tax
                  Bonds, 5.75%, 7/1/96 ...................................       1,000,000         AAA       1,009,435
VIRGINIA        Chesterfield County, VA, Virginia Electric Power
                  Company, Series 1987 B, Tax Exempt Commercial
                  Paper, 3.55%, 3/20/96 ..................................       2,000,000         A1        2,000,000
                York County, VA, Pollution Control Revenue, Virginia
                  Electric Power Company, Series 1985, Tax Exempt
                  Commercial Paper, 3.6%, 3/8/96 .........................       1,400,000         MIG1      1,400,000
WASHINGTON      Washington General Obligation, Various Purpose,
                  Series B-2, Topstar Custodial Receipts, Weekly
                  Demand Note, 5.05%, 8/1/02* ............................       5,000,000         A1+       5,000,000
                Washington State Public Power Supply System,
                  Nuclear Project #1, 1993 Series 1A-1, Weekly
                  Demand Note, 4.95%, 7/1/17* ............................       4,900,000         A1        4,900,000
WISCONSIN       Wisconsin Wausau, WI, Pollution Control Revenue, Minnesota
                  Mining and Manufacturing, Floating Rate Demand
                  Note:
                    Series 1982, 5.31%, 8/1/17* ..........................       2,300,000         A1+       2,300,000
                    Series 1983, 5.31%, 12/1/01* .........................         900,000         SS&C        900,000
                Wisconsin Health Facilities Authority, Franciscan
                  Memorial Hospital, Weekly Demand Note, 5.5%,
                  1/1/16* ................................................         900,000         A1+         900,000
                                                                                                           -----------
                TOTAL INVESTMENT PORTFOLIO - 100.0%
                  (Cost $237,452,879) (a) ................................                                 237,452,879
                                                                                                           ===========

The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (a) The cost for federal income tax purposes was $237,870,519. At December 31, 1995, net unrealized depreciation for all securities based on tax cost was $417,640. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $417,640.

    (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

    (c) Bond is insured by one of these companies: Capital Guaranty, FGIC, or MBIA.

      * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.


   The accompanying notes are an integral part of the financial statements.

                                                                                           FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
DECEMBER 31, 1995
-------------------------------------------------------------------------------------------
ASSETS
Investments, at value (amortized cost $237,452,879)
  (Note A) ....................................................                $237,452,879
Receivables:
  Investments sold ............................................                   3,000,000
  Fund shares sold ............................................                   2,953,578
  Interest ....................................................                   1,930,213
Other assets                                                                          6,533
                                                                               ------------
    Total assets ..............................................                 245,343,203
LIABILITIES
Payables:
  Due to custodian bank .......................................   $  894,648
  Investments purchased .......................................    4,046,073
  Fund shares redeemed  .......................................    1,052,258
  Dividends ...................................................       61,124
  Accrued management fee (Note B) .............................       98,222
  Other accrued expenses (Note B) .............................      103,118
                                                                  ----------
    Total liabilities .........................................                   6,255,443
                                                                               ------------
Net assets, at value ..........................................                $239,087,760
                                                                               ============
NET ASSETS
Net assets consist of:
  Accumulated net realized loss ...............................                $   (171,773)
  Shares of beneficial interest ...............................                   2,389,169
  Additional paid-in capital ..................................                 236,870,364
                                                                               ------------
Net assets, at value ..........................................                $239,087,760
                                                                               ============
NET ASSET VALUE, offering and redemption price per share
  ($239,087,760 [division symbol] 238,916,914 outstanding shares of beneficial interest, $.01 par value, unlimited number
  of shares authorized) .......................................                       $1.00
                                                                                      =====


   The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------
INVESTMENT INCOME
Interest .....................................                    9,496,547
Expenses:
Management fee (Note B) ......................     $1,197,027
Services to shareholders (Note B) ............        322,189
Custodian and accounting fees (Note B) .......         95,015
Trustees' fees (Note B) ......................         34,888
Auditing .....................................         51,845
State registration ...........................         40,157
Reports to shareholders ......................         34,701
Legal ........................................          8,905
Other ........................................         17,383     1,802,110
                                                   ------------------------
Net investment income ........................                    7,694,437
                                                                 ----------

NET REALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss from investments ...........                         (915)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...................................                   $7,693,522
                                                                 ===========

   The accompanying notes are an integral part of the financial statements.

                                                                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
INCREASE (DECREASE) IN NET ASSETS                        1995          1994
-------------------------------------------------------------------------------
Operations:
Net investment income ........................      $  7,694,437   $  5,477,106
Net realized loss from investment
  transactions ...............................              (915)       (13,237)
                                                    ------------   ------------
Net increase in net assets resulting from
  operations .................................         7,693,522      5,463,869
                                                    ------------   ------------
Distributions to shareholders from net
  investment income ($.032 and $.022 per
  share, respectively) .......................        (7,694,437)    (5,477,106)
                                                    ------------   ------------
Fund share transactions at net asset value of
  $1.00 per share:
Shares sold ..................................       502,020,783    664,337,035
Shares issued to shareholders in
  reinvestment of distributions ..............         6,965,743      4,888,153
Shares redeemed ..............................      (526,671,999)  (634,890,811)
                                                    ------------   ------------
Net increase (decrease) in net assets from
  Fund share transactions ....................       (17,685,473)    34,334,377
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ............       (17,686,388)    34,321,140
Net assets at beginning of period ............       256,774,148    222,453,008
                                                    ------------   ------------
NET ASSETS AT END OF PERIOD ..................      $239,087,760   $256,774,148
                                                    ============   ============

   The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                             YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------
                                   1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                  -----------------------------------------------------------------------------
Net asset value,
 beginning of period ..........   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment income .........     .032    .022    .018    .025    .041    .053    .057    .046    .040    .041
Less distributions
  from net investment
  income ......................    (.032)  (.022)  (.018)  (.025)  (.041)  (.053)  (.057)  (.046)  (.040)  (.041)
                                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period ...............   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) ..............     3.27    2.26    1.86    2.54    4.20    5.44    5.83    4.73    4.03    4.19
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions) .........      239     257     222     267     279     303     279     358     390     383
Ratio of operating
expenses to
  average daily
  net assets (%) ..............      .75     .77     .75     .73     .70     .72     .70     .67     .66     .63
Ratio of net investment
  income to average daily
  net assets (%) ..............     3.21    2.24    1.84    2.53    4.12    5.30    5.67    4.61    4.03    4.01


                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $172,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 1996 ($20,000), December 31, 2000 ($7,000), December 31, 2001 ($29,000),
and December 31, 2002 ($38,000), December 31, 2003 ($78,000), the respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

SCUDDER TAX FREE MONEY FUND
-------------------------------------------------------------------------------

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B.  RELATED PARTIES
-------------------------------------------------------------------------------


Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1995, the management fee pursuant to the Agreement aggregated $1,197,027, which was equivalent to an annual effective rate of .50% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $242,700, of which $19,217 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $46,012, of which $3,795 is unpaid at December 31, 1995.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,888.

SCUDDER TAX FREE MONEY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF THE SCUDDER TAX FREE MONEY FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Tax Free Money Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
January 29, 1996

TAX INFORMATION

By now shareholders should have received their year-end statement and tax information letter from the Fund.

Of the dividends paid by the Scudder Tax Free Money Fund from net investment income for the taxable year ended December 31, 1995, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

E. Michael Brown*
    Trustee

Dawn-Marie Driscoll
    Trustee; Attorney and
    Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Juris Padegs*
    Vice President and Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
    Vice President

K. Sue Cote*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds

 -----------------------------------------------------------------------------------------------------------------
               Money Market                                       Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
               Tax Free Money Market+                                  Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
               Tax Free+                                               Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*               Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
               Growth and Income                                       Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund


 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans


 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.


Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund

                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans

                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many shareholders enjoy the personal,
                                         one-on-one service of the Scudder Funds
                                         Centers. Check for a Funds Center near
                                         you--they can be found in the following
                                         cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
-------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM)                 Institutional Funds,* funds
                                         an institutional cash                 designed to meet the broad
                                         management service for                investment management and
                                         corporations, non-profit              service needs of banks and
                                         organizations and trusts that uses    other institutions, call
                                         certain portfolios of Scudder         1-800-854-8525.
                                         Fund, Inc.* ($100,000 minimum), call
                                         1-800-541-7703.

  -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.